Vanguard Funds

Supplement Dated March 8, 2022, to the Statement of Additional Information
Statement of Additional Information Text Changes
The following is added to (or added as the last paragraph of the existing “Foreign Securities—Russian Market Risk” sub-section within) the Investment Strategies, Risks, and Nonfundamental Policies section:
Foreign Securities—Russian Market Risk. Russia’s recent launch of a large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; a decline in the value and liquidity of Russian securities, properties, or interests; and other adverse consequences to the Russian economy and Russian assets. In addition, a fund’s ability to price, buy, sell, receive, or deliver Russian investments has been and may continue to be impaired. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a fund, even if the fund does not have direct exposure to securities of Russian issuers.
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SAI ALL4 032022